Minimum Offering of 166,667 Shares
Maximum Offering of 100,000,000 Shares
Priority Senior Secured Income Fund, Inc.
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Prospectus Supplement No. 8 dated June 27, 2014
to
Prospectus dated May 9, 2013
________________

This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Senior Secured Income Fund, Inc. (the “Company”) dated May 9, 2013 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Distributions
On June 26, 2014, our board of directors declared a series of distributions for the months of July through September 2014. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02014	July 7, 2014	August 4, 2014
$0.02014	July 11, 2014	August 4, 2014
$0.02014	July 18, 2014	August 4, 2014
$0.02014	July 25, 2014	August 4, 2014
$0.02014	August 1, 2014	August 4, 2014
$0.02014	August 8, 2014	September 2, 2014
$0.02014	August 15, 2014	September 2, 2014
$0.02014	August 22, 2014	September 2, 2014
$0.02014	August 29, 2014	September 2, 2014
$0.02014	September 5, 2014	September 29, 2014
$0.02014	September 12, 2014	September 29, 2014
$0.02014	September 19, 2014	September 29, 2014
$0.02014	September 26, 2014	September 29, 2014

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.